SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15 (d) OF THE

                  SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 27, 2000

                     EverTrust Financial Group, Inc.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)

          Washington                 0-26993           91-1613658
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State or other jurisdiction        Commission      (I.R.S. Employer
     of incorporation              File Number     Identification No.)


2707 Colby Avenue, Suite 600, Everett, Washington                  98201
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number (including area code)  (425) 258-3645


                              Not Applicable
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     On January 27, 2000, EverTrust Financial Group, Inc. ("Company") issued a press release which announced that its Board of Directors has authorized the repurchase up to 5% of the Company's outstanding shares.

     A press release announcing the stock repurchase is attached as Exhibit
99.1. and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

      Exhibit

      99.1 Press Release dated January 27, 2000.

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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      EVERTRUST FINANCIAL GROUP, INC.


DATE: January 27, 2000                By: /s/Michael B. Hansen
                                         -------------------------------------
                                         Michael B. Hansen
                                         President and Chief Executive Officer

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                                Exhibit 99.1

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                   [EverTrust Financial Group, Inc. Logo]

FOR IMMEDIATE RELEASE                                      Contact: Brad Ogura
                                               EverTrust Financial Group, Inc.
                                                                  425/258/0380

         EverTrust Financial Group Announces Stock Repurchase Plan

January 27, 2000 -- EVERETT, WA -- EverTrust Financial Group
Inc.(Nasdaq:EVRT), the holding company for Everett Mutual Bank and Commercial Bank of Everett, today announced that its board of directors has authorized the Company to repurchase up to 449,313 shares, or 5%, of the outstanding shares of Common Stock.

''We are very pleased to begin a buyback program,'' said Michael B. Hansen, president and chief executive officer. ``We believe this repurchase plan, along with the dividend we recently announced, is an extremely effective method to manage our capital position as we work toward building value for our shareholders.''

EverTrust Financial Group anticipates the repurchases will begin February 1, 2000, subject to market conditions and other factors. The Company expects repurchases will be made through open-market broker transactions, although unsolicited negotiated transactions or other types of repurchases are possible. No shares will be repurchased directly from directors or officers of the Company and its subsidiaries.

The purchase price to be paid for the shares purchased in the open market will not exceed the higher of the last reported independent sale price or the highest current independent bid quotation reported on the Nasdaq National Market System. The number of shares to be purchased in the open market during any day generally will not exceed 25% of the average daily trading volume of the common stock over the preceding four weeks, except for block purchases.

EverTrust Financial Group is the holding company for Everett Mutual Bank, which operates 11 full-service branches located throughout Snohomish County and a commercial real estate loan production office in Bellevue, WA. EverTrust Financial Group is also the holding company of Commercial Bank of Everett, a commercial business bank that serves clients throughout Snohomish and North King Counties. In addition to Everett Mutual Bank and Commercial Bank of Everett, EverTrust Financial Group also operates two other subsidiaries, I-Pro Inc., an item processing company; and Mutual Bancshares Capital Inc., a venture capital company.

Forward-looking Statements:

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may therefore involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from these suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, changes in the Company's stock price, interest rate fluctuations, changes in residential mortgage patterns, success of new products, non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports, particularly the Prospectus dated August 12, 1999, filed with the Securities and Exchange Commission.


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